Exhibit 10.4
CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION — CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION
EXECUTION COPY

PLEDGE AND SECURITY AGREEMENT
dated as of January 7, 2009
among
USG CORPORATION,
as Borrower,
The Other Grantors Party Hereto
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

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SECTION 8.19. Governing Law; Jurisdiction; Consent to Service of Process	26
SECTION 8.20. WAIVER OF JURY TRIAL	26
SECTION 8.21. Taxes and Expenses; Indemnity	27
SECTION 8.22. Counterparts	28

ARTICLE IX

NOTICES

SECTION 9.01. Sending Notices	28

ARTICLE X

THE ADMINISTRATIVE AGENT

Schedule 1	Subsidiary Grantors

Exhibit A	Information for each Grantor

Exhibit B	Collateral Deposit Accounts

Exhibit C	Financing Statement Filing Offices

Exhibit D	Form of New Subsidiary Supplement

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PLEDGE AND SECURITY AGREEMENT
          THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is entered into as of January 7, 2009, among USG Corporation, a Delaware corporation (the “Borrower”), each Subsidiary identified on Schedule I hereto and each other Subsidiary that becomes a party to this Agreement after the Restatement Effective Date pursuant to Section 8.14 hereof (each such Subsidiary and the Borrower, a “Grantor” and, collectively, the “Grantors”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below.
PRELIMINARY STATEMENT
          Reference is made to the Second Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto, the Administrative Agent and Goldman Sachs Credit Partners, L.P., as syndication agent. Each Grantor is entering into this Agreement in order to induce the Lenders to enter into and extend credit to the Borrower under the Credit Agreement and to secure the Secured Obligations.
          ACCORDINGLY, the Grantors and the Administrative Agent, on behalf of the Lenders, hereby agree as follows:
ARTICLE I
DEFINITIONS
          SECTION 1.01. Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
          SECTION 1.02. Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Agreement are used herein as defined in the UCC.
          SECTION 1.03. Definitions of Certain Terms Used Herein. As used in this Agreement, in addition to the terms defined in the preamble hereto and in the Preliminary Statement, the following terms shall have the following meanings:
          “Accounts” means all rights to payment, whether or not earned by performance, for the sale or lease of goods or the rendition of services, in each case in the ordinary course of the Grantors’ business, whether such rights constitute or are evidenced by any Account (as defined in Article 9 of the UCC), Chattel Paper, Instrument or General Intangible.

          “Article” means a numbered article of this Agreement, unless another document is specifically referenced.
          “Cash Dominion Period” means any of (a) a period commencing on the date on which Excess Availability shall have been less than the Threshold Amount for five (5) consecutive Business Days and ending on the first date thereafter on which Excess Availability shall have been equal to or greater than the Threshold Amount for thirty (30) consecutive calendar days and (b) a period during which an Event of Default has occurred and is continuing. For purposes of clarity, if, during the continuance of a Cash Dominion Period triggered by an event described in either clause (a) or (b) of this definition, an event described in clause (a) or (b) of this definition shall occur, then such Cash Dominion Period shall be deemed not to have terminated until such time as a Cash Dominion Period would no longer exist under both clauses (a) and (b) of this definition.
          “Cash Dominion Period Notice” shall have the meaning set forth in Section 7.03(a).
          “Cash Dominion Termination Notice” shall have the meaning set forth in Section 7.03(a).
          “Cash Dominion Termination Period” shall have the meaning set forth in Section 7.03(a).
          “Collateral” shall have the meaning set forth in Article II.
          “Collateral Access Agreement” means any landlord waiver or other agreement (as such waiver or agreement may be amended, restated or otherwise modified from time to time), in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which a mortgagee or lessor of real property on which Collateral is stored or otherwise located, or a bailee, consignee or similar Person with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located, (a) acknowledges the Lien of the Administrative Agent, on behalf of the Secured Parties, in respect of such Collateral, (b) waives or, in the reasonable discretion of the Administrative Agent, subordinates on terms reasonably acceptable to the Administrative Agent any Lien or other claim that such Person may assert against such Collateral and (c) where applicable, grants to the Administrative Agent reasonable access to and use of such real property or facility, as the case may be, following the occurrence and during the continuance of an Event of Default, to assemble, complete and sell such Collateral.
          “Collateral Access Agreement Deadline” means the date that is 90 days (or such longer period as the Administrative Agent, in its sole discretion, may agree) after the Restatement Effective Date.
          “Collateral Deposit Account” means, with respect to each Grantor, any lockbox account maintained by such Grantor to which any cash, checks or other similar payments constituting payments made in respect of Accounts and/or proceeds of Inventory are or are to be remitted and all Deposit Accounts maintained by such Grantor into which any such payments are directed to be deposited, as well as any other Deposit

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Accounts maintained by such Grantor into which any cash, checks or other similar payments constituting payments made in respect of Accounts and/or proceeds of Inventory are or are to be deposited.
          “Collateral Deposit Account Bank” means each bank or other financial institution at which any Grantor maintains a Collateral Deposit Account.
          “Collateral Report” means any certificate (including any Borrowing Base Certificate), report or other document delivered by any Grantor to the Administrative Agent relating to the Collateral pursuant to any Loan Document.
          “Collection Account” shall have the meaning set forth in Section 7.03(a).
          “Control” shall have the meaning set forth in Section 9-104 or Section 9-105, as applicable, of Article 9 of the UCC.
          “Control Agreement Deadline” shall have the meaning set forth in Section 7.01(a).
          “Copyrights” means, with respect to any Person, all of such Person’s right, title and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all licenses of the foregoing; and (d) the rights corresponding to the use or sublicense of any of the foregoing throughout the world.
          “Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a Collateral Deposit Account Bank and the Administrative Agent with respect to Control of the Collateral Deposit Accounts listed therein and the disposition of funds on deposit in such Collateral Deposit Accounts.
          “Exhibit” refers to a specific exhibit to this Agreement (as amended or supplemented from time to time in accordance with this Agreement or any Supplement), unless another document is specifically referenced.
          “Financing Statement” means, with respect to any Grantor, each UCC financing statement naming the Administrative Agent as secured party and such Grantor as debtor and describing the Collateral in a manner consistent with the requirements set forth in Section 4.01(b).
          “Intellectual Property” means the collective reference to all intellectual and similar property of every kind and nature, including inventions, designs, Patents, Copyrights, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

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          “Inventory” shall have the meaning set forth in Article 9 of the UCC.
          “Patents” means, with respect to any Person, all of such Person’s right, title and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (d) all licenses of the foregoing; and (e) all rights corresponding to the use or sublicense of any of the foregoing throughout the world.
          “Proceeds” shall have the meaning set forth in Article 9 of the UCC.
          “Section” means a numbered section of this Agreement, unless another document is specifically referenced.
          “Security Interest” has the meaning assigned to such term in Section 2.01.
          “Specified L&W Grantors” means, collectively, each of L & W Supply Corporation, a Delaware corporation, California Wholesale Material Supply, LLC, a Delaware limited liability company, Livonia Building Materials, LLC, a Michigan limited liability company, and River City Materials, Inc., an Arkansas corporation, in each case for so long as such entity is required to be a Grantor hereunder.
          “Supplement” shall have the meaning set forth in Section 8.14.
          “Trademarks” means, with respect to any Person, all of such Person’s right, title and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress and trade styles and the registrations and applications for registration thereof; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; and (d) all rights corresponding to the use or sublicense of any of the foregoing throughout the world.
          The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.
ARTICLE II
GRANT OF SECURITY INTEREST
          SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby pledges, assigns and grants to the Administrative Agent, its successors and permitted assigns, on behalf of and for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in (a) Accounts, and Proceeds in respect thereof, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor (including under any trade name or derivations thereof), and regardless of where located, (b) Inventory, and Proceeds in respect thereof, whether now owned by, or hereafter acquired by, such Grantor (including under any trade name or derivations thereof), and regardless of where located, and (c) all Collateral Deposit Accounts of such

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Grantor (all of the assets referenced in the immediately preceding clauses (a), (b) and (c), and all such right, title and interest therein, are collectively referred to as the “Collateral”; the security interest in the Collateral granted pursuant to this Section 2.01 is referred to as the “Security Interest”).
ARTICLE III
REPRESENTATIONS AND WARRANTIES
          Each Grantor represents, warrants and covenants to and with the Secured Parties that:
          SECTION 3.01. Title, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant the Security Interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.01(g), and has full power and authority to grant to the Administrative Agent, for the benefit of the Secured Parties, the Security Interest pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained, except such consents or approvals the failure of which to have been obtained will not impair the Security Interest. When a properly completed Financing Statement has been filed in the appropriate office against such Grantor in the applicable location listed on Exhibit C (or, in the case of any Grantor that becomes a party hereto after the Restatement Effective Date, in the jurisdiction of organization of such Grantor specified in Schedule I to the Supplement for such Grantor) and any applicable filing fees or taxes are paid in connection with such filing, the Administrative Agent will have a fully perfected first priority security interest in that Collateral of such Grantor in which a security interest may be perfected by filing a UCC financing statement, subject only to Liens permitted under Section 4.01(g).
          SECTION 3.02. Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.
          SECTION 3.03. Principal Location. The location of such Grantor’s place of business (if it has only one) or its chief executive office (if it has more than one place of business) is disclosed in Exhibit A. In addition, such Grantor has no other places of business where books and records with respect to the Collateral are maintained, except those set forth in Exhibit A.
          SECTION 3.04. Collateral Locations. All of such Grantor’s locations where Collateral is located are listed on Exhibit A. All of said locations are owned by such Grantor except for locations (a) which are leased by the Grantor as lessee and designated in Exhibit A and (b) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Exhibit A.

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          SECTION 3.05. Deposit Accounts. Exhibit B sets forth a complete list of the Collateral Deposit Accounts of such Grantor, including, with respect to each such Collateral Deposit Account, each depositary institution’s name and location and such Grantor’s account number.
          SECTION 3.06. Exact Names. Such Grantor’s name, as set forth on Exhibit A, is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. Such Grantor has not, during the past two years prior to the Restatement Effective Date, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition, in each case except as otherwise specified in the Perfection Certificate or any certificate delivered to the Administrative Agent pursuant to Section 4.01(f).
          SECTION 3.07. Perfection Certificate. The Perfection Certificate has been duly prepared, completed and executed by the Borrower and the information set forth therein with respect to each Grantor is correct and complete as of the Restatement Effective Date, and the Financing Statements (including any amendments thereto) prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Section 2(d) to the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent after the Restatement Effective Date in the case of filings, recordings or registrations required by Section 5.10 of the Credit Agreement or Sections 4.01 and 4.06 hereof) are all the filings, recordings and registrations that are necessary to perfect a security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all the Collateral in which the Security Interest may be perfected by filing, recording or registering in the U.S. (or any political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.
          SECTION 3.08. Validity of Security Interest. The Security Interest constitutes a legal and valid security interest in all the Collateral securing the payment and performance of the Secured Obligations.
          SECTION 3.09. Security Interest as Security Only. The Security Interest granted by such Grantor is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.
          SECTION 3.10. Accounts. (a) The names of the Account Debtors, amounts owing, due dates and other information with respect to such Grantor’s Accounts are and will be complete, true and correct in all material respects in the records of such Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Administrative Agent pursuant to the Loan Documents from time to time. As of the time when each Account arises, such Grantor shall be deemed to have

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represented and warranted that such Account and all records relating thereto are genuine and in all respects what they purport to be.
          (b) In addition, with respect to all of its Accounts, except as disclosed in the most recent Collateral Report, (i) the amounts shown on all invoices, statements and Collateral Reports with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent (other than with respect to discounts, rebates, billing errors, setoffs, counterclaims and other Dilution Factors); (ii) no payments have been or shall be made thereon except payments delivered or to be delivered to a Collateral Deposit Account as required pursuant to Section 7.01; and (iii) to such Grantor’s knowledge, all Account Debtors relating to such Accounts have the capacity to contract.
          SECTION 3.11. Inventory. With respect to any of its Inventory represented as being Eligible Inventory on the most recent Collateral Report, (a) as of the last day of the period covered by such Collateral Report, such Inventory (other than Inventory in transit) is located at one of such Grantor’s locations set forth on Exhibit A and such Inventory (other than Inventory in transit and other than Inventory that has subsequently been sold, transferred or otherwise disposed of by such Grantor (other than to another Grantor) in the ordinary course of business) shall not be stored at any other location except as permitted by Section 4.01(j), (b) other than any Inventory that has subsequently been sold, transferred or otherwise disposed of by such Grantor (other than to another Grantor) in the ordinary course of business, such Grantor has good and merchantable title to such Inventory and such Inventory is not subject to any Lien, except for Liens permitted by Section 4.01(g), (c) except as specifically disclosed in such Collateral Report (or in any notification provided to the Administrative Agent subsequent to the last day of the period covered by such Collateral Report in accordance with Section 5.01(i) of the Credit Agreement), such Inventory (except for de minimis portions of such Inventory) is Eligible Inventory of good and merchantable quality, free from any defects, (d) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition (other than any such consent that has already been obtained or any such payment obligation that has already been waived), (e) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder and (f) the preparation for sale, marketing or sale of such Inventory by the Administrative Agent after the occurrence and during the continuance of an Event of Default shall not require the consent of any Person (except as required by applicable law) and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such Inventory is subject.
          SECTION 3.12. Intellectual Property. Such Grantor owns, or is licensed to use, all Patents, Trademarks, Copyrights or other Intellectual Property material to its business, and the use thereof by such Grantor does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and no such

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Intellectual Property is subject to any Lien or other restriction (other than any such Lien or other restriction with respect to which a waiver or release has been obtained) that would materially interfere with the exercise of the Administrative Agent’s rights with respect to such Intellectual Property to prepare for sale, market and sell any Eligible Inventory under Section 5.03.
          SECTION 3.13. Filing Requirements. None of the Collateral owned by it is of a type for which security interests or liens may be perfected by filing under any Federal statute. Notwithstanding anything in any Loan Document to the contrary, the Administrative Agent agrees that the Grantors shall not be required to make filings under the Assignment of Claims Act of 1940, 31 U.S.C. §3727 and 41 U.S.C. § 15.
          SECTION 3.14. No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except (a) for the Financing Statements and (b) as permitted under Section 4.01(g).
ARTICLE IV
COVENANTS
          From the date of this Agreement, and thereafter until this Agreement is terminated, each Grantor agrees that:
          SECTION 4.01. General. (a) Collateral Records. Such Grantor will maintain books and records with respect to the Collateral owned by it in accordance Section 5.07 of the Credit Agreement, and furnish to the Administrative Agent, with sufficient copies for each of the Lenders, such reports relating to such Collateral as the Administrative Agent may from time to time reasonably request.
          (b) Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent, all Financing Statements and other documents and take such other actions as may from time to time be reasonably requested by the Administrative Agent in order to maintain, subject to any Liens permitted under Section 4.01(g), a first priority perfected security interest in and, if applicable and contemplated by the terms hereof, Control of, the Collateral owned by such Grantor. Any Financing Statement (or amendment thereto) filed by the Administrative Agent shall (i) indicate such Grantor’s Collateral by any description that reasonably approximates the description of such Collateral contained in this Agreement and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of such Financing Statement (or amendment thereto). Such Grantor agrees to furnish any such information to the Administrative Agent promptly upon request. Such Grantor also ratifies its authorization for the Administrative Agent to have filed any initial Financing Statements if filed prior to the Restatement Effective Date.

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          (c) Further Assurances. Such Grantor agrees to take any and all actions that it shall reasonably deem necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Administrative Agent in its Collateral and the priority thereof against any Lien not expressly permitted under Section 4.01(g).
          (d) Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions not otherwise prohibited by Section 6.03 of the Credit Agreement.
          (e) Maintaining Perfection of Security Interest. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any Financing Statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument (other than any promissory note or other instrument in an aggregate principal amount of less than $500,000 owed to the applicable Grantor by any Person that is not the Borrower or any Subsidiary, provided that the aggregate principal amount of promissory notes that may be excluded from the delivery requirements of this paragraph (e) may not exceed $2,000,000 at any one time), such note or instrument shall be immediately pledged and delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent.
          (f) Annual Confirmation of Perfection Certificate. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01(a) of the Credit Agreement, the Borrower shall deliver to the Administrative Agent a certificate executed by a Financial Officer (i) setting forth any changes to the information required pursuant to the Perfection Certificate, or confirming that there has been no change in such information, in each case since the date of the Perfection Certificate or the date of the most recent certificate delivered pursuant to this Section 4.01(f) and (ii) certifying that all initial UCC financing statements or other appropriate filings, recordings or registrations, including all refilings, rerecordings, reregistrations and amendments to the initial UCC financing statements, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in the jurisdiction identified pursuant to Section 4.06 to the extent necessary to protect and perfect the Security Interest as of the date of such certificate.
          (g) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except Liens permitted under clauses (i) through (iv), (vi) and (xi) of Section 6.02 of the Credit Agreement.
          (h) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except with respect to any Lien permitted under Section 4.01(g).

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Such Grantor acknowledges that it is not authorized to file (i) any financing statement with respect to the Collateral, except with respect to any Lien permitted under Section 4.01(g), without providing prior written notice to the Administrative Agent or (ii) any amendment or termination statement with respect to any Financing Statement filed in accordance with the terms hereof without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.
          (i) Compliance with Terms. Such Grantor shall observe, perform and comply with all obligations in respect of the Collateral owned by it (in each case, in a manner consistent with past business practices of such Grantor), unless the failure to observe, perform or comply with such obligations would not adversely affect the validity, perfection and priority of the Security Interest.
          (j) Locations. Such Grantor will not maintain any Collateral owned by it at any location other than those locations listed on Exhibit A (or any other location with respect to which advance written notice has been provided as contemplated by Section 4.05).
          SECTION 4.02. Accounts. (a) Certain Agreements on Accounts. No Grantor will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on an Account or accept in satisfaction of an Account less than the original amount thereof, except that, for so long as no Event of Default is continuing, such Grantor may reduce the amount owing on Accounts arising from the sale of Inventory in accordance with its past business practices.
          (b) Collection of Accounts. Except as otherwise provided in this Agreement, each Grantor will, consistent with its past business practices, collect and enforce, at no expense to any Secured Party, all amounts due or hereafter due to such Grantor under the Accounts owned by it.
          (c) Security Interest in Property to Satisfy Account Debt. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Administrative Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.
          (d) Delivery of Invoices. Such Grantor will deliver to the Administrative Agent, immediately upon its request after the occurrence and during the continuation of an Event of Default, duplicate invoices with respect to each Account owned by it bearing such language of assignment as the Administrative Agent shall specify.
          (e) Disclosure of Material Reductions in Accounts. Such Grantor, promptly upon obtaining knowledge of any event, circumstance or change that has occurred since the most recent date on which a Borrowing Base Certificate was required to be delivered pursuant to Section 5.01(e) of the Credit Agreement that would materially

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reduce the aggregate amount of Eligible Accounts or result in a material portion of the Eligible Accounts ceasing to be Eligible Accounts, shall cause the Borrower to promptly disclose such fact to the Administrative Agent in writing.
          SECTION 4.03. Inventory. (a) Maintenance of Goods. Such Grantor will maintain, preserve, protect and keep its Inventory in a manner consistent with its past business practices.
          (b) Returned Inventory. If an Account Debtor returns any Inventory to such Grantor when no Event of Default exists, then such Grantor shall promptly determine the reason for such return and, if reasonably deemed appropriate by such Grantor, shall issue a credit memorandum to the Account Debtor in the appropriate amount and in a manner consistent with its past business practices. Such Grantor shall promptly report to the Administrative Agent any return of Inventory involving an amount in excess of $2,000,000. Each such report shall indicate each applicable Account Debtor’s stated reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to such Grantor when an Event of Default exists, such Grantor, upon the request of the Administrative Agent, shall: (i) hold the returned Inventory in trust for the Administrative Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Administrative Agent’s written instructions; and (iv) not issue any credits or allowances with respect thereto without the Administrative Agent’s prior written consent. All returned Inventory shall be subject to the Administrative Agent’s Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed not to be an Eligible Account to the extent of the amount owing by the Account Debtor with respect to such returned Inventory.
          (c) Inventory Count; Perpetual Inventory System. Such Grantor will conduct cycle counts of its Inventory in a manner consistent with past business practices and reasonably acceptable to such Grantor’s auditors. Upon the request of the Administrative Agent in connection with any field examination conducted in accordance with Section 5.07(b) of the Credit Agreement, such Grantor, at its own expense, shall deliver to the Administrative Agent the results of each physical verification which such Grantor has made, or has caused any other Person to make on its behalf, of all or any portion of its Inventory. Such Grantor will maintain a perpetual inventory reporting system at all times.
          SECTION 4.04. Intellectual Property. Such Grantor will use commercially reasonable efforts to secure all consents, waivers and approvals necessary or appropriate to ensure the ability of the Administrative Agent to fully exercise the rights granted to it in Section 5.03.
          SECTION 4.05. Collateral Access Agreements. Such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement from the lessor of each leased property, mortgagee of each owned property and bailee, consignee or similar Person with respect to any warehouse, processor or converter facility or other location, in each case where Collateral is or is to be stored or located as of the

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Restatement Effective Date or at any time thereafter, provided that (a) no Grantor shall be required to obtain a Collateral Access Agreement with respect to any location at which the Inventory on-hand has a book value of less than $100,000 and (b) in accordance with Section 5.11(b) of the Credit Agreement, no Collateral Access Agreement shall be required to be in effect prior to the Collateral Access Agreement Deadline. For purposes of clarity, it is understood and agreed that any Grantor’s failure, after having used commercially reasonable efforts, to obtain a Collateral Access Agreement with respect to any such location where Collateral is stored or located shall not constitute an Event of Default. With respect to any such location where Inventory is stored or located as of the Restatement Effective Date or at any time thereafter, if the Administrative Agent has not received a Collateral Access Agreement with respect to such location, the Borrower’s Eligible Inventory at such location shall be subject to such Reserves as may be established by the Administrative Agent in accordance with the terms of the Credit Agreement. Such Grantor shall provide to the Administrative Agent reasonable (but in no event less than three Business Days’) advance written notice of (i) any arrangement or agreement entered into by such Grantor to lease or mortgage real property or any warehouse or similar location at which Collateral is to be stored or located, unless a Collateral Access Agreement that would cover such Collateral is in effect with respect to such location and (ii) any arrangement or agreement to ship or otherwise transfer any Collateral to any mortgaged or leased real property, or to any warehouse, processor or converter facility or other location, in each case unless a Collateral Access Agreement that would cover such Collateral is in effect with respect to such location, and such Grantor shall provide to the Administrative Agent prompt written notice of the termination of any such existing arrangement or agreement with respect to any location at which Collateral is stored or located at the time of such termination. Not later than the last day of the calendar quarter during which any arrangement, agreement or termination referenced in the immediately preceding sentence is established or occurs, the Borrower shall deliver to the Administrative Agent a supplement to Exhibit A, setting forth the information with respect to the locations applicable to any such new arrangement or agreement required therein or indicating the termination of any such arrangement or agreement, as the case may be. Such Grantor shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each location where any Collateral is or may be stored or located.
          SECTION 4.06. Change of Name or Location; Change of Fiscal Year. Such Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business or corporate offices, or the location of its records concerning the Collateral as set forth in the Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization or (e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least ten days prior written notice of such change and such Grantor (or the Administrative Agent on behalf of such Grantor) shall have taken all action reasonably requested by the Administrative Agent to continue the validity, perfection and priority of any Liens in favor of the Administrative Agent, on behalf of the Secured Parties, in any Collateral, provided that any new jurisdiction of organization shall be in the U.S., any State thereof or the District of Columbia. In

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connection with any such change permitted under this Section 4.06, Exhibit A hereto shall be deemed to be amended to reflect such change (effective as of the date of such change).
ARTICLE V
REMEDIES
          SECTION 5.01. Remedies. (a) Upon the occurrence, and during the continuance, of an Event of Default, the Administrative Agent may exercise any or all of the following rights and remedies:
          (i) those rights and remedies provided in this Agreement, the Credit Agreement or any other Loan Document, provided that this Section 5.01(a) shall not be understood to limit any rights or remedies available to the Secured Parties prior to an Event of Default;
          (ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;
          (iii) institute a Cash Dominion Period as per the terms of Section 7.03; and
          (iv) without notice (except as specifically provided in Section 8.01 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable.
          (b) The Administrative Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
          (c) The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

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          (d) Until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to enforce any of the Administrative Agent’s remedies (for the benefit of the Secured Parties) with respect to such appointment without prior notice or hearing as to such appointment.
          (e) Notwithstanding the foregoing, no Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or resort to the Collateral or any such guarantee in any particular order or (iii) effect a public sale of any Collateral.
          SECTION 5.02. Grantor’s Obligations Upon an Event of Default. Without limiting the foregoing or any other inspection rights the Administrative Agent may have under the Loan Documents, upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:
          (a) assemble and make available to the Administrative Agent all books and records relating to the Collateral at any place or places specified by the Administrative Agent, whether at a Grantor’s premises or elsewhere;
          (b) permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of and/or remove all or any part of the Collateral or make copies of the books and records relating thereto, or both, and to conduct sales of the Collateral in accordance with the terms hereof, any applicable Collateral Access Agreements and applicable law, without any obligation to pay the Grantor for such use and occupancy; and
          (c) at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Administrative Agent, promptly upon the Administrative Agent’s request, the following reports with respect to the Accounts of such Grantor: (i) a reconciliation of all such Accounts; (ii) an aging of all such Accounts; (iii) trial balances; and (iv) a test verification of all such Accounts.
          SECTION 5.03. Grant of Intellectual Property License. Solely for the purpose of enabling, and solely to the extent necessary to enable, the Administrative Agent to exercise the rights and remedies to prepare for sale, market and sell Inventory under this Article V at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Administrative Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive license

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(exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Administrative Agent may sell any of such Grantor’s Inventory directly to any person, and, in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor, and the Administrative Agent may finish any work in process using any Patent (or other Intellectual Property) owned by or licensed to such Grantor and affix any appropriate Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein. The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuance of an Event of Default, provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of such Event of Default. All actions taken by the Administrative Agent pursuant to this Article V, as well as the Administrative Agent’s use of any trade secrets or other Intellectual Property pursuant to this Agreement, shall be subject to the confidentiality restrictions set forth in Section 9.12 of the Credit Agreement.
ARTICLE VI
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY
          SECTION 6.01. Account Verification. The Administrative Agent may at any time, in the name of the applicable Grantor or, after the occurrence, and during the continuance, of an Event of Default, in the Administrative Agent’s own name or in the name of a nominee of the Administrative Agent, communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of any such Grantor to verify with such Account Debtors, to the Administrative Agent’s reasonable satisfaction, any information relating to the existence, amount, terms of, and any other material matter relating to, the Accounts of such Account Debtors.
          SECTION 6.02. Authorization for Secured Party to Take Certain Action. (a) Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right with full power of substitution either in the name of such Grantor or, after the occurrence, and during the continuance, of an Event of Default, in the Administrative Agent’s name, to (i) file Financing Statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the

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Collateral, (ii) endorse and collect any cash proceeds of the Collateral of such Grantor, (iii) file a carbon, photographic or other reproduction of this Agreement or any Financing Statement as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Security Interest, (iv) apply the proceeds of any Collateral of such Grantor received by the Administrative Agent to the Secured Obligations as provided in Section 2.09(b) or Section 2.17(b) of the Credit Agreement, as applicable, (v) discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted under Section 4.01(g)), (vi) contact the Account Debtors of such Grantor for any reason, (vii) demand payment or enforce payment of the Accounts in the name of the Administrative Agent or such Grantor, (viii) endorse any and all checks, drafts and other instruments for the payment of money relating to the Accounts, (ix) sign such Grantor’s name on any invoice or bill of lading relating to the Accounts, drafts against any Account Debtor or assignments and verifications of Accounts, (x) exercise all of such Grantor’s rights and remedies with respect to the collection of the Accounts and any other Collateral, (xi) settle, adjust, compromise, extend or renew the Accounts or any legal proceedings brought to collect Accounts, (xii) prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiii) prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Accounts, (xiv) change the address for delivery of mail relating to the Accounts of such Grantor to such address as the Administrative Agent may designate and to receive, open and dispose of all such mail addressed to such Grantor, (xv) use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral and (xvi) do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes, provided that (A) nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby and such Grantor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing and (B) this authorization shall not relieve such Grantor of any of its obligations under this Agreement or under the Credit Agreement. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct. Notwithstanding the foregoing, if the Administrative Agent or a Secured Party determines (after being given notice of such) that any portion of a payment from an Account Debtor received by it constitutes the excess portion of a joint remittance from such Account Debtor (which such portion was not owed to a Grantor but paid to the joint order of a Grantor and a non-Affiliated

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contractor or sub-contractor in respect of an Account), the Administrative Agent or other Secured Party, as applicable, shall promptly remit such excess portion of the payment to the Grantors.
          (b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Secured Parties, under this Section 6.02 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent agrees that, except for the powers granted in Sections 6.02(a)(i), (a)(iii) or (a)(v), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing, provided, however, that the Administrative Agent may exercise the powers granted in Sections 6.02(a)(ii), (a)(iv) and (a)(viii) at any time during the continuance of a Cash Dominion Period.
ARTICLE VII
COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS; DEPOSIT ACCOUNTS
          SECTION 7.01. Collection of Accounts. (a) Each Grantor shall execute and deliver to the Administrative Agent (no later than the date (the “Control Agreement Deadline”) specified in, or determined in accordance with, Section 5.11(a) of the Credit Agreement) Deposit Account Control Agreements for each Collateral Deposit Account maintained by such Grantor as of the Restatement Effective Date. After the Restatement Effective Date, each Grantor will comply with the terms of Section 7.02.
          (b) Within 45 days after the Restatement Effective Date, each Grantor shall direct all of its Account Debtors to forward payments directly to one or more of the Collateral Deposit Accounts of such Grantor; provided, however, that with respect to the Account Debtors of the Specified L&W Grantors, the Specified L&W Grantors shall not be required to so direct such Account Debtors (and, accordingly, shall not be deemed to have breached this Section 7.01(b)) so long as the Specified L&W Grantors each deposit any cash, checks or other similar payments constituting payments made with respect to any Account of such Account Debtors into a Collateral Deposit Account in accordance with the last sentence of this Section 7.01(b). If any Grantor (other than a Specified L&W Grantor) should refuse or neglect to notify any Account Debtor to forward payments with respect to such Account Debtor’s Accounts directly to a Collateral Deposit Account following its receipt of a written request to do so from the Administrative Agent, the Administrative Agent shall, notwithstanding the language set forth in Section 6.02(b), be entitled to make such notification directly to Account Debtor. If notwithstanding the foregoing instructions, any Grantor receives any cash, checks or other similar payments constituting payments made with respect to any Account, such Grantor shall receive such cash, checks or other similar payments as the Administrative Agent’s trustee and shall promptly (but in no event later than two Business Days after receipt thereof) deposit all such cash, checks or other similar payments into a Collateral Deposit Account.

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          SECTION 7.02. Covenant Regarding New Deposit Accounts. (a) No Grantor may open a Collateral Deposit Account unless the bank or financial institution at which such Grantor seeks to open such Collateral Deposit Account has entered into a Deposit Account Control Agreement in order to give the Administrative Agent Control of such Collateral Deposit Account, provided that (a) no such Deposit Account Control Agreement will be required to be effective prior to the Control Agreement Deadline and (b) after the Control Agreement Deadline, the Administrative Agent may, in its discretion, with respect to the Collateral Deposit Accounts of any Collateral Deposit Account Bank that is not subject to a Deposit Account Control Agreement, (i) defer delivery of a Deposit Account Control Agreement with respect to such Collateral Deposit Accounts and (ii) require such Grantor to replace such Collateral Deposit Accounts with one or more new Collateral Deposit Accounts opened and maintained with a bank or financial institution that is subject to an existing Deposit Account Control Agreement (it being understood and agreed that, prior to the opening of such new Collateral Deposit Accounts referenced in the immediately preceding clause (ii) (but only after the Control Agreement Deadline), the Administrative Agent shall be entitled to establish a Reserve with respect to those Collateral Deposit Account referenced in the immediately preceding clause (i) for which a Deposit Account Control Agreement has not yet been executed and delivered).
          (b) Promptly following a Grantor’s opening of any new Collateral Deposit Account in accordance with this Section 7.02 or such Grantor’s closing of a Collateral Deposit Account, but in each case no later than the end of the calendar quarter during which such Collateral Deposit Account is opened or closed, as the case may be, the Borrower shall deliver to the Administrative Agent a supplement to Exhibit B, setting forth the applicable information with respect to such new Collateral Deposit Account required therein or indicating the closing of such Collateral Deposit Account, as the case may be.
          (c) In the case that any Grantor opens an additional Collateral Deposit Account with a Collateral Deposit Account Bank that is already party to a Deposit Account Control Agreement or such Grantor transfers or otherwise assigns any Collateral Deposit Account subject to an existing Deposit Account Control Agreement to a different Grantor party to such Deposit Account Control Agreement, the Borrower shall promptly notify the Administrative Agent thereof and the Administrative Agent shall have the authority to enter into, on behalf of itself and the applicable Grantor or Grantors, an amendment, supplement or other modification to such Deposit Account Control Agreement to reflect the addition or change in ownership, as the case may be, of such Collateral Deposit Account for the purpose of ensuring that such Collateral Deposit Account is subject to the control arrangement evidenced thereby.
          (d) In the case of Collateral Deposit Accounts maintained with any Lender, the terms of each Deposit Account Control Agreement entered into with such Lender shall be subject to the provisions of the Credit Agreement regarding setoff.
          SECTION 7.03. Cash Dominion Periods; Application of Proceeds. (a) Pursuant to each Deposit Account Control Agreement entered into pursuant to

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Section 7.01 or 7.02, the Administrative Agent shall have Control of the relevant Collateral Deposit Account. The applicable Grantor may operate and transact business through its Collateral Deposit Accounts in its normal fashion at all times (except as provided below), including making withdrawals (whether via wire transfer, ACH transfer, check or otherwise), provided that (i) upon the commencement and during the continuation of any Cash Dominion Period, the Administrative Agent may (A) send a notice (a “Cash Dominion Period Notice”) to each Collateral Deposit Account Bank instructing such Collateral Deposit Bank to cease complying with any instructions originated by the applicable Grantor regarding the disposition of funds in the related Collateral Deposit Account and to begin complying with instructions originated by the Administrative Agent directing the sweep of available funds from the applicable Collateral Deposit Account on a daily basis into a collection account maintained by the Borrower with the Administrative Agent (such account, the “Collection Account”), without further consent of the applicable Grantor and subject to the terms of the applicable Deposit Account Control Agreement and (B) apply (and allocate) the funds in the Collection Account in accordance with Section 2.09(b) or Section 2.17(b) of the Credit Agreement, as applicable, and (ii) except as otherwise provided below, upon the termination of each Cash Dominion Period (the timing of such termination to be determined by reference to the definition of the term “Cash Dominion Period” set forth in Section 1.03), the Administrative Agent shall send a notice to each Collateral Deposit Account Bank (a “Cash Dominion Termination Notice”) terminating such Cash Dominion Period and commencing a period (each such period, a “Cash Dominion Termination Period”) in which each Grantor may again transact business through each Collateral Deposit Account in its normal fashion, including making withdrawals from each Collateral Deposit Account (whether via wire transfer, ACH transfer, check or otherwise); provided, however, that following (x) the commencement of the first Cash Dominion Period occurring during the second Cash Dominion Termination Period, (y) the termination of the Revolving Commitments as contemplated by Article VII of the Credit Agreement or (z) a declaration, as contemplated by Article VII of the Credit Agreement, that the outstanding Loans have become due and payable, the Administrative Agent shall not be required to give any further Cash Dominion Termination Notices and shall be entitled to permanently maintain such Cash Dominion Period and exercise the rights attendant thereto as set forth above.
          (b) All amounts deposited in the Collection Account pursuant to this Section 7.03 shall be deemed received by the Administrative Agent for purposes of Section 2.17(b) of the Credit Agreement, provided that, notwithstanding the foregoing, if the Administrative Agent or a Secured Party determines (after being given notice of such) that any portion of a payment from an Account Debtor received by it constitutes the excess portion of a joint remittance from such Account Debtor (which such portion was not owed to a Grantor but paid to the joint order of a Grantor and a non-Affiliated contractor or sub-contractor in respect of an Account), the Administrative Agent or other Secured Party, as applicable, shall promptly remit such excess portion of the payment to the Grantors. The balance, if any, in the Collection Account after all the Secured Obligations on any day during a Cash Dominion Period have been satisfied shall be deposited by the Administrative Agent into the Borrower’s general operating account as instructed by the Borrower. If, at the time any Cash Dominion Termination Period

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commences, the Collection Account has a balance, such balance shall be deposited by the Administrative Agent into the Borrower’s general operating account as instructed by the Borrower.
          (c) To the extent that the terms of any Deposit Account Control Agreement are inconsistent with the terms of this Section 7.03 with respect to the rights of the Administrative Agent and the Grantors, the terms of this Section 7.03 shall control.
ARTICLE VIII
GENERAL PROVISIONS
          SECTION 8.01. Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten (10) days prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages and demands against any Secured Party arising out of the repossession, retention or sale of the Collateral, except as may arise solely out of the gross negligence or wilful misconduct of such Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against any Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.
          SECTION 8.02. Limitation on Administrative Agent’s and Lenders’ Duty with Respect to the Collateral. Except as imposed under applicable law, no Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (a) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (b) to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove

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Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.02 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.02. Without limitation upon the foregoing, nothing contained in this Section 8.02 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 8.02.
          SECTION 8.03. Compromises and Collection of Collateral. The Grantors and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Accounts, that certain of the Accounts may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Account may exceed the amount that reasonably may be expected to be recovered with respect to an Account. In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, and subject to applicable law, compromise with the obligor on any Account, accept in full payment of any Account such amount as the Administrative Agent in its sole discretion shall determine or abandon any Account, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.
          SECTION 8.04. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, and, except after the occurrence and during the continuance of an Event of Default, after having made a request of a Grantor to do so and the Grantor having not complied with such request to do so as promptly as practicable after receipt of such request, the Administrative Agent may perform or pay any obligation

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which any Grantor has agreed to perform or pay in this Agreement and the Grantors shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 8.04. The Grantors’ obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.
          SECTION 8.05. Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.01(d), 4.01(e), 4.01(g), 4.05, 4.06, 5.02, or 8.07 or in Article VII will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.05 shall be specifically enforceable against the Grantors.
          SECTION 8.06. Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.01(d) and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.01(d)) shall be binding upon the Secured Parties unless such authorization is in writing signed by the Administrative Agent.
          SECTION 8.07. No Waiver; Amendments; Cumulative Remedies. No failure, delay or omission of any Secured Party to exercise any right or remedy granted under this Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 9.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Agreement or by law afforded shall be cumulative and all shall be available to the Secured Parties until the Secured Obligations have been paid and performed in full.
          SECTION 8.08. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, illegal or not entitled to be recorded or registered, in whole or in part. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the

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invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          SECTION 8.09. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
          SECTION 8.10. Benefit of Agreement. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Grantors, the Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Agreement or any interest herein, without the prior written consent of the Administrative Agent. No sales of participations, assignments, transfers or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Secured Parties.
          SECTION 8.11. Survival of Representations. All representations and warranties of the Grantors contained in this Agreement shall survive the execution and delivery of this Agreement.
          SECTION 8.12. Headings. The title of and section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Agreement.
          SECTION 8.13. Termination. (a) Subject to Section 8.09, this Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Obligations (as distinguished from the Secured Obligations) have been paid and performed in full and no commitments of the Administrative Agent or the Lenders which would give rise to any Obligations are outstanding.
          (b) A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by, or that would not otherwise result in a Default under, the Credit Agreement as a result of which

23

such Grantor ceases to be a wholly-owned Subsidiary, provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.
          (c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than a sale or other transfer to a Grantor), or upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.
          (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 8.13, the Administrative Agent shall (i) execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release and (ii) with respect to any Collateral Deposit Account of any Grantor that is so released from its obligations hereunder, deliver to each Collateral Deposit Account Bank that has entered into a Deposit Account Control Agreement with respect to the Collateral Deposit Accounts of such Grantor a written notice of termination of each such Deposit Account Control Agreement in accordance with the terms of such Deposit Account Control Agreement. The Administrative Agent hereby consents to the applicable Grantor filing all UCC termination statements corresponding to any Collateral that is so released if the Administrative Agent has failed to file such UCC termination statements within 5 Business Days of notice of such release delivered by such Grantor to the Administrative Agent. Any execution and delivery of documents pursuant to this Section 8.13 shall be without recourse to or warranty by the Administrative Agent.
          SECTION 8.14. Additional Subsidiaries. Pursuant to the Credit Agreement, certain Domestic Material Subsidiaries that were not in existence or not Domestic Material Subsidiaries as of the Restatement Effective Date (as well as certain other Domestic Subsidiaries specified by the Borrower) are required to enter into this Agreement as a Grantor upon becoming such a Domestic Material Subsidiary (or upon such designation). Upon execution and delivery by the Administrative Agent and a Subsidiary of an instrument in the form of Exhibit D hereto (each such instrument, a “Supplement”), such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such Supplement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.
          SECTION 8.15. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Grantor against any of and all obligations of such Grantor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such

24

Lender shall have made any demand hereunder and although such obligations may be unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligation. The applicable Lender shall notify the Borrower and the Administrative Agent of such set-off or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section 8.15. The rights of each Lender under this Section 8.15 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.
          SECTION 8.16. Lien Absolute. All rights of the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional irrespective of:
          (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;
          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;
          (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
          (d) the insolvency of any Person; or
          (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor.
          SECTION 8.17. Release. Each Grantor consents and agrees that the Administrative Agent may at any time, or from time to time, in its discretion:
          (a) as contemplated by the Credit Agreement and in conformance therewith, renew, extend or change the time of payment, and/or the manner, place or terms of payment, of all or any part of the Secured Obligations; and
          (b) exchange, release and/or surrender all or any of the Collateral or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Administrative Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Administrative Agent may deem proper, and without notice to or further assent from any Grantor, it being hereby agreed that each Grantor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set

25

forth in the Credit Agreement, or any other agreement governing any Secured Obligations.
          SECTION 8.18. Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersede all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.
          SECTION 8.19. Governing Law; Jurisdiction; Consent to Service of Process.
          (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.
          (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
          (c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 8.19. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          SECTION 8.20. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON

26

CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.20.
          SECTION 8.21. Taxes and Expenses; Indemnity. (a) Any taxes (including income taxes but excluding any Excluded Taxes) payable or ruled payable by Federal or State authority in respect of this Agreement shall be paid by the Grantors, together with interest and penalties, if any. The parties hereto agree that the Administrative Agent and each of the other Secured Parties shall be entitled to reimbursement of its reasonable expenses incurred hereunder as provided in and subject to the limitations set forth in Section 9.03(a) of the Credit Agreement.
          (b) Without limitation of any of its indemnification obligations under the other Loan Documents, each Grantor shall, jointly and severally with each other Grantor, indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all out-of-pocket losses, claims, damages, liabilities and related reasonable expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee by any third party or by any Grantor arising out of, in connection with, or as a result of (i) the execution and delivery of this Agreement or any other agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of any transactions contemplated hereby or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether based on contract, tort or any other theory, whether brought by a third party or by any Grantor and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.
          (c) Any amounts payable pursuant to this Section 8.21 shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 8.21 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 8.21 shall be payable not later than three Business Days after written demand therefor setting forth the basis for such claim in reasonable detail.

27

          SECTION 8.22. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including Adobe PDF file) shall be as effective as delivery of a manually signed counterpart of this Agreement.
ARTICLE IX
NOTICES
          SECTION 9.01. Sending Notices. Any notice required or permitted to be given under this Agreement shall be made in accordance with, and deemed to be received pursuant to the terms of, Section 9.01 of the Credit Agreement, in each case addressed to the Borrower (with respect to notices to any Grantor) and to the Administrative Agent and the Lenders at the addresses set forth in accordance with Section 9.01 of the Credit Agreement.
ARTICLE X
THE ADMINISTRATIVE AGENT
          JPMorgan Chase Bank, N.A. has been appointed Administrative Agent for the Lenders hereunder pursuant to Article VIII of the Credit Agreement. It is expressly understood and agreed by the parties to this Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article VIII. Any successor Administrative Agent appointed pursuant to Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.
[Signature Page Follows]

28

          IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Agreement as of the date first above written.

USG CORPORATION,
by	/s/ Karen L. Leets
	Name:	Karen L. Leets
	Title:	Vice President & Treasurer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO,
by	/s/ Karen L. Leets
	Name:	Karen L. Leets
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent
by	/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director

Schedule I to the Pledge
and Security Agreement
SUBSIDIARY GRANTORS

Title of Karen L. Leets with respect
Company	to such Company
California Wholesale Material Supply, LLC	Vice President and Treasurer

L & W Supply Corporation	Vice President and Treasurer

Livonia Building Materials, LLC	Vice President and Treasurer of L & W Supply Corporation, the Sole Member of Livonia Building Materials, LLC

Otsego Paper, Inc.	Vice President and Treasurer

River City Materials, Inc.	Vice President and Treasurer

United States Gypsum Company	Vice President and Treasurer

USG Foreign Investments, Ltd.	Vice President and Treasurer

USG Interiors, Inc.	Vice President and Treasurer

EXHIBIT A
NOTICE ADDRESS FOR ALL GRANTORS
550 West Adams Street
Chicago, IL 60661
Attention: Vice President and Treasurer
Telecopy No.: (312) 672-3883
with a copy to:
Corporate Secretary
Telecopy No.: (312) 672-7748
INFORMATION OF USG CORPORATION
I.	Name of Grantor: USG Corporation

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2046782

V.	Federal Identification Number: ***

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business): 550 W. Adams Street Chicago, IL 60661

VII.	Other Places of Business: None

VIII.	Locations of Collateral:
(a)	Properties Owned by the Grantor: None

(b)	Properties Leased by the Grantor (Include Landlord’s Name): None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): None
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

INFORMATION OF UNITED STATES GYPSUM COMPANY
I.	Name of Grantor: United States Gypsum Company

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 0636722

V.	Federal Identification Number: ***

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business): 550 W. Adams Street Chicago, IL 60661

VII.	Other Places of Business: See Below

VIII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:
1550 Gypsum Road
Tawas City, MI
48763-9467
4859 New Peachtree Rd
Chamblee, GA
30341-3120
1115 Armour Road
North Kansas City, MO
64116-3783
81 N. State
Sigurd, UT 84657-0160
6825 Evergreen Avenue
Jacksonville, FL
32208-4996
Highway 51 A
Southard, OK
73770-0100
70 E Main Street
Stony Point, NY
10980-1629
29073 Dike Road
Rainier, OR 97048-0037
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

401 Van Ness Avenue
Torrance, CA
90501-1422
9306 Sorensen Avenue
Santa Fe Springs, CA
90670-2688
3810 W. Evan Hewes
Highway
El Centro, CA
92244-2450
37887 Shinn St
Fremont, CA 94536-4047
14370 Gannet St
La Mirada, CA
90638-5221
1201 Mayo Shell Rd
Galena Park, TX
77547-0525
255 Regal Row
Dallas, TX 75247-5201
Route 650
Shoals, IN 47581-1377
1255 Raritan Rd
Clark, NJ 07066-1257
1001 Buchanan St
Norfolk, VA 23523-1254
5701 Lewis Rd
New Orleans, LA
70126-2500
2110 Paragon Ave
Fort Dodge, IA
50501-8404
13425 210th St
Mediapolis, IA
52637-0219
300 Markley St
Port Reading, NJ
07064-1819
Highway 447
Empire, NV 89405-0130
722 Altapass Hwy
Spruce Pine, NC
28777-8927

301 Riley Rd
East Chicago, IN
46312-1697
401 C St NW
Auburn, WA
98001-3908
2898 Birch Dr
Weirton, WV
26062-5142
Lake Street
Gypsum, OH
43433-0121
60 PPL Road
Danville, PA 17821
1 Woodlawn Rd
Aliquippa, PA
15001-5413
(b)	Properties Leased by the Grantor (Include Landlord’s Name):

550 W. Adams Street	SEB Immoinvest GmbH
Chicago, IL 60661	Chicago 550 W. Adams

5061 N 51st Ave,	Coneen Family Trust
Glendale, AZ 85301-7602

1414 Lindrose St.	Cypress Truck Lines Inc
Jacksonville, FL 32206

2148 American Industrial	2148 American Industrial
Way	Way, LLC
Chamblee, GA 30341
(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

1820 South 35th Ave	Precision Components
Phoenix, AZ 85009

5200 East Grand Avenue,	Texas Star Warehouse &
Ste 400	Distribution, Inc.
Dallas, TX 75223-2216

1350 E. Philadelphia	Osterkamp Trucking Inc.
Pomona, CA 91769

13615 Pioneer Way	TriPak, Inc.
E. Puyallup, WA

1209 St. Paul Ave	TriPak, Inc.
Tacoma, WA

4900 Dahlia St	American Warehouse Company, Inc.
Denver, CO 80216

760 East Vine Street	Lewis C. Howard Inc.
Kalamazoo, MI 49001

7227 N. Leadbetter Rd.	Oregon Metal Slitters. Inc.
Portland, OR 97015

255 Blair Road	255 Blair Road LLC
Avenel, NJ 07001

11111 Santa Monica	National Industrial Portfolio
Boulevard, Ste 950	Borrower, LLC
Los Angeles, CA 90025

1555 1/2 Harvard Ave.	Hilltop
Cleveland, OH 44105

624 Hamilton Road	Coil Slitting International
Weirton, WV 26062

Half Moon Industrial	Feroleto Steel Company Inc
Park Weirton, WV 26062

12651 SE Capps Rd	Wymore Transfer Co.
Clackamas, OR 97015

100 All Metals Drive	ALL METALS SERVICE &
Cartersville, GA 30120	WAREHOUSING, INC.

1755 Pennsylvania Ave	COLONA TRANSFER L.P.
Monaca, PA 15061

801 East Fifth Street	LANDFILL SERVICES
Red Wing, MN 55066	(NORTHERN STATES
POWER RED WING
STEAM PLANT)

2012 Sanguinetti Lane	San Joanquin Steel Inc
Stockton, CA 95025

9123 Center Ave	Metal Coaters of California, Inc
Rancho Cucanmonga, CA 91730

INFORMATION OF USG INTERIORS, INC.
I.	Name of Grantor: USG Interiors, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 208442

V.	Federal Identification Number: ***

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business): 550 W. Adams Street Chicago, IL 60661

VII.	Other Places of Business: See Below

VIII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:
35 Arch Street
Cloquet, MN 55720-1570
27384 Highway 61 Blvd
Red Wing, MN
55066-5525
208 Adeline St
Walworth, WI
53184-9532
1000 Crocker Rd
Westlake, OH
44145-1031
2575 Loomis Rd
Stockton, CA
95205-8045
1000 Donn Dr
Cartersville, GA
30120-2668
850 N Broadway St
Greenville, MS
38701-2305
5500 Quarantine Rd
Baltimore, MD
21226-1621
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

4500 Ardine St
South Gate, CA 90280
100 D J Nootens Dr
Bridgeport, AL
35740-7054
200 Terminal St
Charlestown, MA
02129-1981
1 USG Rd
Sweetwater, TX
79556-2880
2 Division St
River Rouge, MI
48218-1352
2750 Maple Ave
Oakfield, NY
14125-9722
(b)	Properties Leased by the Grantor (Include Landlord’s Name):

550 W. Adams Street	SEB Immoinvest GmbH —
Chicago, IL 60661	Chicago 550 W. Adams
(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): None

INFORMATION OF L & W SUPPLY CORPORATION
I.	Name of Grantor: L & W Supply Corporation

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 0771121

V.	Federal Identification Number: ***

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business): 550 W. Adams Street Chicago, IL 60661

VII.	Other Places of Business: See Below

VIII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:
126 Route 94
Blairstown, NJ 07825
675 Duke Road
Buffalo, NY 14225
11460 Balls Ford Road
Manassas, VA 20109
4311 Dorchester Road
Charleston, SC 29405
2919 Dawn Road
Jacksonville, FL 32207
596 E. Highland Road
Macedonia, OH 44056
26470 Southpoint
Perrysburg, OH 43551
15660 S. Keeler Terrace
Olathe, KS 66062
117 South Smothers
N. Little Rock, AR
72114
1150 McKinley Ave.
Columbus, OH 43222
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

3393 Needmore Road
Dayton, OH 45414
11906 Tramway Drive
Sharonville, OH 45241
4275 Shallowford Road
Chattanooga, TN 37422
1050 S. Emerson Ave.
Indianapolis, IN 46203
12450 Beard Ave., South
Burnsville, MN 55337
12595 E. 61st Street
Broken Arrow, OK 74012
2302 Pollex
Corpus Christi, TX 78415
2639 Lombardy Lane
Dallas, TX 75220
6545 Burlington N. Drive
Houston, TX 77092
2310 Gardner Lane
Tucson, AZ 85705
2394 Weaver Way
Doraville, GA 30340
(b)	Properties Leased by the Grantor (Include Landlord’s Name):

1032 11th Court, West Birmingham, AL 35231	Charles Kemp

801 Second Avenue SE Decatur, AL 35602	G. Ralph Jones & Glenna Dee Jones, d/b/a Dee & J Properties

4930 University Square Huntsville, AL 35816	Putnam Construction & Realty Co., Inc.

661 Western Drive Mobile, AL 36607	Cinted Corporation

17655 Ashley Drive Panama City, FL 32413	BoCat, Inc.

206 W. Herman Street Pensacola, FL	Marquis Investments, LLC

3960 Woodville Highway Tallahassee, FL 32301	CMC Incorporated

New BTS Tallahassee, FL	Becknell Development L.L.C.

1303 Hightower Trail Atlanta, GA 30350	Northridge Pavilion III & IV, LLC

23 Sand Hill Shady Grove Carrollton, GA 30116	Thocker West, Inc.

111 Kelli Clark Court Cartersville, GA 30121	Pine Ridge Properties & Development, LLC

5155 Cash Industrial Pk. Cumming, GA 30040	George R. Davidson, Frank E. Flowers, James R. Sentell

434 Old Evans Road Evans, GA 30809	Evans Rental, LLLP

101 Jonesboro Road McDonough, GA 30253	Estate of Lloyd J. Hester, Jr.

130 Amlajack Way Newnan, GA 30265	Windjammer Holdings, Inc.

3 Patton Road Savannah, GA 31405	Stewart Dockery Development, LLC

4755 N Church Lane, SE Smyrna, GA 30080	George R. Davidson, Frank E. Flowers, James R. Sentell

970 Patrick Industrial Ct. Winder, GA	Patrick Road Associates, LLC

7842 Georgia Hwy 140 Woodstock, GA 30588	Albors Properties, Georgia, LLC

120 Tavistock Road Arden, NC 28704	Slosman Family Limited Partnership

8200 Henderson Road Charlotte, NC 28269	RT Goldey Investments II, LLC d/b/a First Industrial Buildings Land

647 Michael Wylie Drive Charlotte, NC 28217	The MTN Corporation

7712 Boeing Drive Greensboro, NC 27409	Jonathan Jones, Michael Jones

3540 Diamond Drive Greenville, NC 27834	Diamond Drive LLC

4525 First Avenue, S.W. Hickory, NC 28637	Cooger, LLC

3931 Smith Farm Road Matthews, NC 28105	Jerry Smith, Jimmy Smith

5000 Trademark Drive Raleigh, NC 27610	Trademark Drive Associates, LLC

4205 Emerson Street Wilmington, NC 28403	Marvin E. Harris, Sandra P. Harris

382 Buck Island Rd. Bluffton, SC 29910	Jerry Parker

4311 Dorchester Road Charleston, SC 29405	Warehouse Investors, Inc.

4311 Dorchester Road Charleston, SC 29405	Warehouse Investors, Inc.

738 Mauney Drive Columbia, SC 29211	Mauney Drive Associates, LLC

Old Stage Road Simpsonville, SC 29681	Old Stage Road Associates, LLC

3014 Drywall Drive Myrtle Beach, SC 29577	Jacquelyn S. Hoke

408 Dixie Highway Auburndale, FL 33823	John Durham, Susan Durham

21195 Boca Rio Road Boca Raton, FL 33433	Howell & Howell, Inc.

24263 Production Circle Bonita Springs, FL 34135	Jim Swing

2510 Manatee Ave. East Bradenton, FL 34208	RNR of Sarasota, INC.

3045 South McCall Rd. Englewood, FL 34224	CRY of Sarasota, INC.

3045 South McCall Road Englewood, FL 34224	CRY of Sarasota, INC.

2912 Warehouse Road Ft. Myers, FL 33916	Glades Lumber & Wood Treating Co., INC.

1751 N. Nova Rd. Holly Hill, FL 32117-1903	Nova Ventures, INC.

9410 Eden Avenue Hudson, FL 34667	Workman Properties, Inc.

2853 Dawn Road Jacksonville, FL 32207	Monticello Realty Investments, LLC

700 Commerce Way W. Jupiter, FL 33458	JOH Corporation

2655 Irlo Bronson Kissimmee, FL 34744	Salvatore D. & Joyce M. Vacanit

7611 N.W. 74th Avenue Medley, FL 33166	Harry Reckon

3181 Skyway Circle Melbourne, FL 32935	Skyway Properties, Inc.

6190 Shirley Street Naples, FL 34109	Larry R. Andrews

1425 S.W. 15TH Ave. Ocala, FL 34474	Ocala Industrial Properties

3018 Shader Rd. Orlando, FL 32808	Scannell Properties #15, LLC

1771 S.W. Biltmore St. Port St. Lucie, FL 34984	Bayshore Industrial Properties, Inc.

250 Carmalita St. Punta Gorda, FL 33951	The Richard T. Stern Revocable Trust Agreement

3515 Heid Rd. Sebring, FL 33872	John S. Durham, Susan E. Durham

2210 Dobbs Rd. St. Augustine, FL 32086	James Rink, Keith Kimball

2817 N. 36th Street Tampa, FL 33605-3127	ML Tampa Warehouse, Inc.

3615 21st Avenue East Tampa, FL 33605	A.C. Dutton Lamer Corporation

1971 Commerce Ave. Vero Beach, FL 32960	Florida East Coast Railway, L.L.C.

4811 Dyer Blvd. W. Palm B., FL 33407	Four C Properties, LLC

1871 East Kings Ave. Kingsland, GA 31548	Jesse Eason

114 N. Main Street Chelsea, MI 48118	Sylvan Building, LLC

2318 Cass Road Traverse City, MI 49684	RJA Properties, Inc.

3470 Roger B. Chaffee Wyoming, MI 49548	Roger B. Chaffee Partners, LLC

330 Baker St. Lansing, MI 48910	Janie Y. Van Buren

6287 Lear Nagle Rd. N. Ridgeville, OH 44039	Mould Development Co. L.L.C.

26675 Eckel Road Perrysburg, OH 43552	MJM Properties

3915 Business Park Dr. Louisville, KY 40213	Gault Development LLC

4961 River Road Jefferson, LA 70121	Vincent P. Saia

390 N. Valley Dell Drive Fenton, MO 63026	Douglas G. Draper

207 N. Ranson Road Greenwood, MO 64034	Kenell Drywall Supplies, Inc.

1002 S. Moffett Joplin, MO 64802	William J. Moritz Revocable Trust

5030 Waukomis Drive Northmoor, MO 64151	Don Alexander

2650 N. Westgate Ave. Springfield, MO 65803	Forerunner, LLC, Javalina, LLC

12346 Intraplex Parkway Gulfport, MS 39503	Dauphin Development, LLC

300 West Monument St. Jackson, MS 39203	Cohea Investments, LLC

1279 Road 681 Tupelo, MS 38801	Tommy Morgan, Inc.

11481 Gulfstream Drive Arlington, TN 38002	Covington Furniture Manufacturing Co. Inc.

75 United Drive Jackson, TN 38305	Old Forest Properties, LLC

8 Wesley Street Johnson City, TN 37602	TCT Leasing Company

2646 Byington Solway Rd Knoxville, TN 37931	Micahel E. Schaad, Louis E. Schaad, Jr.

285 Main Street Antioch, IL 60002	Brian Zimmerman, Dwight Zimmerman, Germantown Investors

2017 West Hubbard St. Chicago, IL	WK Properties

430 N. Damen Ave. Chicago, IL 60622	Michael Auriemma

275 Harvestore Drive DeKalb, IL 60115	CST Industries, Inc

235 Industrial Drive Hampshire, IL 60140	Downers-Hampshire Partnership

8845 West 192nd St. Mokena, IL 60448	George Hiotis Trust Agreement

221 W. Jefferson Ave. Naperville, IL 60540	JR&K Properties, LLC

303 W. Irving Park Road Roselle, IL 60172	Value Enterprises, Ltd

201 Messner Drive Wheeling, IL 60090	Kiwi Coders, INC.

303 W. Irving Park Rd. Roselle, IL 60172 (Railroad land lease)	Northeast Illinois Railroad

11130 Delaware Parkway Crown Point, IN 46307	Cinega Partnership

2119 S. 3rd Street Terre Haute, IN 47802	Mary Feiler

13586 Thrush St. NW Andover, MN 55304	Gary T. Mulcahy

3603 Hogarth St. Eau Claire, WI 54703	HUB Management Co., Inc.

215 N. Henry Street Green Bay, WI 54308	Reines Family Limited Partnership

2155 W. Nordale Drive Appleton, WI 54912	P&B Investments, LLC

4701 McFarland Ct. McFarland, WI 53558	BHRS Properties, L.L.C.

4786 McFarland Ct. McFarland, WI 53558	Badger Terminal, LLC

4949 N. 119th Street Milwaukee, WI 53225	Gauss Capital Investment Company, LLC

739 Washington St. Wausau, WI 54403	George R. & Jacqueline E. Tetzlafk

1500 Exchange Ave. Oklahoma City, OK 73108	Hendricks Commercial Properties

503 Industrial Blvd. Austin, TX 78760	Alden B. Smith, ALBAR Properties, L.P.

2802 Flintrock Trace Austin, TX 78738	Systems Holding, Ltd.

7420 Wespark Drive Beaumont, TX 77705	Willow Creek Industrial Park

420 Industrial Blvd. Bryan, TX 77803	All-Tex Interior Supply, Inc.

1401 Meacham Blvd. Ft. Worth, TX 76106	Fort Worth Local Development Corp.

10750 John W. Eliot Road Frisco, TX 75034	Cinega Enterprises

3302 Spur 54 Harlingen, TX 78550	Patrick Melton

1010 Rankin Rd. Houston, TX 77073	1010 Rankin Road Ltd.

1415 E. Broadway Pearland, TX 77581	Barnett Drywall & Supply Co.,

6124 Reading Road Rosenberg, TX 77471	Inc. Reading, L.L.C.

2100 Mannix San Antonio, TX 78217	Mannix Bexar, L.P.

New BTS, Schertz , TX	Becknell Development L.L.C.

6696 Doniphan Canutillo, TX 79835	Maryanne Radecki

905 Hawkins Blvd. El Paso, TX 79915	Valerie Holguin

1203 N. Schultz, Bldg. #2 Casa Grande, AZ 85222	RCR Properties, L.L.C.

2808 N. 27th Ave. Phoenix, AZ 85009	I & S Enterprises

2850 N. Enterprise Pkwy Prescott Valley, AZ 86314	Prescott Valley Commercial Dev. Group LLC

4119 E. Anderson Street Sierra Vista, AZ 85650	Ivan Hardt

549 Commerce Circle Mesquite, NV 89027	NDKMT, LLC

1818 Losee Road N. Las Vegas, NV 89030	Coyote Land & Management, L.L.C.

17608 E. 24th Drive Aurora, CO 80011	SaySky Properties, LLC

2820 N. Prospect Colo. Springs, CO 80907	C. Lee Goodbar, Jr.

1401 Academy Court Ft. Collins, CO 80521	Lockman Enterprises, LLLP

1249 Boeing Street Boise, ID 83705	Ronald W. Van Auker

4132 Haroldsen Drive Idaho Falls, ID 83401	Haroldsen Investments, LLC

318 E. Karcher Rd. Nampa, ID 83687	Ronald W. Van Auker, Inc.

408 E. Karcher Rd. Nampa, ID 83687	Ronald W. Van Auker, Inc.

483 Eastland Drive South Twin Falls, ID 83301	Grand Jr., L.L.C.

689 SE Glenwood Drive Bend, OR 97702	Weigand Investments, Inc.

3919 West 1st Ave. Eugene, OR 97402	Becknell Development L.L.C.

21375 NW Cherry Lane Hillsboro, OR 97124	Cherry Lane Development, LLC

365 Ehrman Way Medford, OR	Merlin & JoAnn Fjarli

100 SE 111th Ave. Portland, OR 97266	The Ehlen Trust

7220 SW Bonita Road Tigard, OR 97224	National Safety Company

485 N. Main St. Layton, UT 84041	Marvin McAllister d/b/a McAllister Properties

255 North 1000 W. Logan, UT 84341	Watts Holding Company

657 W. 8th Ave. Midvale, UT 84047	Jerry and Lee Sorenson, LLC

3125 Grant Ave. Ogden, UT 84401	M&N Investments

48 N. 1330 W. Orem, UT 84057	Amastco Investment Company, L.C.

1364 West State Road Pleasant Grove, UT 84062	TBL, LLC

9192 South 300 West Sandy, UT 84070	KMK Properties, LLC

708 N. 3050, Suite A St. George, UT 84770	White Hills, L.C.

4058 South River Rd., #4 St. George, UT 84770	Architectural Stone Products Corp.

376 East 400 South #4 Springville, UT 84663	Nauvoo Properties, L.L.C.

3663 Chico Way NW Bremerton, WA 98310	James L. Reed

15102 Smokey Point Marysville, WA 98271	Beta-Marysville Warehouse, L.L.C.

14980 NE 90th St. Redmond, WA 98052	Wallace/Knutsen Partnership

East 6819 Mission Spokane, WA 99212	East 6815 Mission Associates, L.L.C.

7416 E. Broadway Ave. Spokane Valley, WA 99212	Becknell Development L.L.C.

4400 A Industry Drive E. Tacoma, WA 98421	AMB Partners II, L.P.

2508 East Fox Farm Rd. Cheyenne, WY 82007	Dale D. Trefre, Revocable Trust

1087/1099 Doris Auburn Hills, MI 48326	OBM LLC

1055 Doris Auburn Hills, MI 48326	OBM LLC

28187 Kehrig Drive Chesterfield, MI 48047	East Side Investment Group Co.

28377 Kehrig Drive Chesterfield, MI 48047	George E. Schena

2632 Lippencott Flint, MI 48507	Acoustical Land, LLC

4100 Lambert Drive Howell, MI 48855	H & W Land Co.

118 Rosehill #A Jackson, MI 49202	JBM Land, LLC

118 Rosehill #D Jackson, MI 49202	JBM Land, LLC

120 Rosehill Jackson, MI 49202	JBM Land, LLC

33026 Capital Livonia, MI 48150	Capital Investments, LLC

12770 Farmington Livonia, MI 48150	LBM Co.

615 Harbor Monroe, MI 48162	PBM, LLC

4315 Corporate Drive Mt. Pleasant, MI 48858	Acoustical Land, LLC

4180 Dove Road Port Huron, MI 48060	East Side Investment Group Co

3725 East Washington Saginaw, MI 48601	Acoustical Land, LLC

1255 W. Michigan Ave. Ypsilanti, MI 48197	H & W Land Co.

10559 Geiser Road Holland, OH 43528	PBM II, LLC

33000 Capital Livonia, MI 48150	Capital Investments, LLC

33900 Concord Livonia, MI 48150	Concord Properties, LLC

195 Sackett Point Rd. North Haven, CT 06473	Sackett Point Road Associates, LLC

573 Bellevue Road Newark, DE 19713	Adriatic Associates

20 Railroad Ave. Selbyville, DE 19975	Coastal Investments, LLC

9714 Pulaski Highway Baltimore, MD 21220	Pulaski Associates Limited Partnership

West 4661 Hollins Ferry Road Baltimore, MD 21227	Hollins Associates LLC

3 Washington Street Cambridge, MD 21613	Choptank Properties, LLC

16608 Huntersgreen Hagerstown, MD 21740	Hagerstown NI Industrial Owner LLC

28895 Three Notch Rd. Mechanicsville, MD	Richard W. Schmidt, Gabriel A. Schmidt

301 Serendipity Drive Millersville, MD 21108	Broadwater Properties, LLC

8830 Orchard Tree Lane Towson, MD 21286	Execuhome Realty, LLC

128 Route 94 Blairstown, NJ 07825	Lane Enterprises, Inc.

193 Fairfield Rd. Fairfield, NJ 07004	Fairfield Professorial Office Building, L.L.C.

163 Garfield Ave. Kearney, NJ 07032	Mickath Realty Company, Inc.

172-174 Garfield Ave. Kearney, NJ 07032	172 Garfield, LLC

39 Colonial Drive Piscataway, NJ 08854	H. Harding Brown, David J Frischman, Douglas Friedrich, Robert K Brown

14 Central Blvd. S. Hackensack, NJ 07606	Alsan Realty Company, L.P.

1351 Route 37 West Toms River, NJ 08755	Vincent B Wilt, John T. Larsen

315 N. Clinton Ave. Trenton, NJ 08638	L & F Urban Renewal Properties

36A Green Mountain Dr. Cohoes, NY 12047	P & R Holdings LLC

500 Beach Rd. W. Haverstraw, NY 10993	The Kennedy Family, LLC

657 Route 17K Montgomery, NY 12549	Hudson West Realty, Inc.

7330 Townline Road N. Tonawanda, NY 14120	Robert Ludwig, James Staggers

200 Pixley Rd. Rochester, NY 14624	1635 Brooks Avenue, LLC

1635 Airport Road Suite 7 Allentown, PA 18103	Airport Center, LP

2011 West 12th Street Erie, PA 16505	Austin Real Estate, INC.

111 Titus Ave. Warrington, PA 18976	Martin Kanter

556 Dettor Road Charlottesville, VA 22903	Virginia Land Holdings, LLC

10951 Pierson Drive Fredericksburg, VA 22408	FBP Warehouse I, LLC

401 E. Street Hampton, VA 23661	J.Z. Management Company, Inc.

5600 E. Virginia Beach Norfolk, VA 23502	Snyder Associates

2001 Magnolia St. Richmond, VA 23223	Magnolia Development, LLC

1639 Eastern Ave., NE Roanoke, VA 24012	Robert C. Hunt

4551 John Tyler Highway Williamsburg, VA 23185	Henry S. & Lavell M. Branscorne

2180 N Glassell St. Orange, CA 92865	Frank C. Ramos & Joanne M. Ramos

1300 S. River Road West Sacramento, CA 95961	Jerry and Lee Sorenson, LLC
(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): None

INFORMATION OF CALIFORNIA WHOLESALE MATERIAL SUPPLY, LLC
I.	Name of Grantor: California Wholesale Material Supply, LLC

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Limited Liability Company

IV.	Organizational Number assigned by State of Incorporation or Organization: 4481717

V.	Federal Identification Number: ***

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business): 8535 E. Florence Avenue Downey, CA 90240

VII.	Other Places of Business: See Below

VIII.	Locations of Collateral:
(a)	Properties Owned by the Grantor: None

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

5812 Trade Center Drive Austin, TX 78744	PW Commerce Center, LP

16820 Calply Drive Pflugerville, TX 78660	Picadilly 2006, LLP

17100 I.H. 10 West San Antonio, TX 78257	San Antonio 2005, LLP

4900 Calvert Street Dallas, TX 75247	Calvert Properties LTD

2929 S. 38th Street Phoenix, AZ 85040	38th Street Partners

302 S. 30th Street Phoenix, AZ 85034	The Hopper Company, Inc.

2450 N. Flowing Wells Tucson, AZ 85705	Winged Foot Associates

5131 Edith Blvd., NE Albuquerque, NM 87107	John & Nora Wright

7490 Commercial Way Henderson, NV 89015	Calmart Limited Partnership McGuire Street Partners

4450 McGuire Street Las Vegas, NV
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

4611 Mitchell Street N. Las Vegas, NV 89081	James A. Dodge, Jr.

4330 Production Court N. Las Vegas, NV 89115	RSZ Limited Partnership

1442 West Center Street Orem, UT 84057	Brown Management, L.C.

9255 S. 255 West Sandy, UT 84070	KMK Properties, LLC

1400 E. Cerritos Ave. Anaheim, CA 92805	Cerritos Street 2005, LP

5601 Aldrin Court Bakersfield, CA 93313	Aldrin Partners — 1994

7901 Deering Ave. Canoga Park, CA 91304	7901 Deering-2003, LP

8531 E. Florence Ave. Downey, CA	Charlotte S. Cuerto Trust

31625 Hayman Street Hayward, CA 94544	Elaine F. Pector

42-805 Madio Street Indio, CA 92201	Indio Boulevard 2003, LP

2511 E. 115th Place Los Angeles, CA 90059	Dan Baugh

1860 S. Milliken Ave. #E Ontario, CA 95407	Kathleen N. Nitta

7330 S. Crider Ave. Pico Rivera, CA 90660	Crider Partners — 1991

251 East 4th Street Ripon, CA 95366	David & Lori Sanders

616 S. Iowa Street Redlands, CA	Iowa Partners — 1996

7750 Convoy Court San Diego, CA 92111	Ostrow Partners — 1994

3600 Third Street San Francisco, CA 94124	Meyer Joint Venture

914 W. Boone Street Santa Maria, CA 93458	Beck Family Trust

3420 Dutton Ave. Santa Rosa, CA 95407	Eugene & Teri Crozat

1540 S. River Road W. Sacramento, CA 95691	River Road Partners — 2000, LP

333 Glendale Ave. Sparks, NV 89431	Narom Development Co., LLC

8535 E. Florence Ave. Downey, CA 90240	R AND N, LLC.

2180 N Glassell St. Orange, CA 92865	Hamilton Family Partnership, Ltd.*

1300 S. River Road West Sacramento, CA 95961	Frank C. Ramos & Joanne M. Ramos*

657 W 8th Ave. Midvale, UT 84047	Jerry and Lee Sorenson, LLC*
(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): None

*	Lease with L & W Supply Corporation

INFORMATION OF LIVONIA BUILDING MATERIALS, LLC
I.	Name of Grantor: Livonia Building Materials, LLC

II.	State of Incorporation or Organization: Michigan

III.	Type of Entity: Domestic Limited Liability Company

IV.	Organizational Number assigned by State of Incorporation or Organization: D0453H

V.	Federal Identification Number: ***

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business): 550 W. Adams Street Chicago, IL 60661

VII.	Other Places of Business: See Below

VIII.	Locations of other Collateral:
(a)	Properties Owned by the Grantor: None

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

33900 Concord Livonia, MI 48150	Concord Properties, LLC*
(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): None

*	Lease with L & W Supply Corporation
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

INFORMATION OF RIVER CITY MATERIALS, INC.
I.	Name of Grantor: River City Materials, Inc.

II.	State of Incorporation or Organization: Arkansas

III.	Type of Entity: For Profit Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 100043973

V.	Federal Identification Number: ***

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business): 925 Bond Street Little Rock, AR 72202

VII.	Other Places of Business: See below

VIII.	Locations of Collateral:
(a)	Properties Owned by the Grantor: None

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

825 Bond Street Little Rock, AR 72202 1504 N. 35th Street Rogers, AR 72756 1755 Airways Blvd. Memphis, TN 38114 300 W. Monument Jackson, MS 39203 2646 Byington Solway Rd. Knoxville, TN 37931	The Natural, LLC Gypsum Investments, LLC Bluff City, LLC Cohea Investments, LLC Michael E. Schaad, Louis E. Schaad, Jr.*
(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): None

*	Lease with L & W Supply Corporation
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

INFORMATION OF USG FOREIGN INVESTMENTS, LTD.
I.	Name of Grantor: USG Foreign Investments, Ltd.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 0904059

V.	Federal Identification Number: ***

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) 550 W. Adams Street Chicago, IL 60661

VII.	Other Places of Business: None

VIII.	Locations of Collateral:
(a)	Properties Owned by the Grantor: None

(b)	Properties Leased by the Grantor (Include Landlord’s Name): None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): None
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

INFORMATION OF OTSEGO PAPER, INC.
I.	Name of Grantor: Otsego Paper, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 4123529

V.	Federal Identification Number: ***

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) 320 N. Farmer St Otsego, MI 49078-1150

VII.	Other Places of Business: None

VIII.	Locations of Collateral:
(a)	Properties Owned by the Grantor: 320 N. Farmer St Otsego, MI 49078-1150

(b)	Properties Leased by the Grantor (Include Landlord’s Name): None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee): None
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

EXHIBIT B
COLLATERAL DEPOSIT ACCOUNTS

	Name and Address		Related
Name of	of Depositary		Lockbox
Grantor	Institution	Account Number	number, if any
US Gypsum Company	***	***	***, ***
	***	***	***, ***
***
USG Interiors, Inc.	***	***	***, ***
	***	***	***
***
L & W Supply Corporation	***	***
***
***
***
***
***
***
	***	***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

	Name and Address		Related
Name of	of Depositary		Lockbox
Grantor	Institution	Account Number	number, if any
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
		***	***
***
***
***
***
***
***
***
***

	***	***
***
***
***
***
***
***
***
***
***
***
***
***
	***	***
***
	***	***
		***	***
	***	***
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

	Name and Address		Related
Name of	of Depositary		Lockbox
Grantor	Institution	Account Number	number, if any
***
***
	***	***
***
***
***
***
***
	***	***	***
		***	***
***
***
		***	***
California Wholesale Material Supply, LLC	***	***
	***	***
***
***
***
***
***
***
***
***
***
***
***
	***	***
***
***
***
		***	***
***
River City Materials, Inc.	***	***
***
***
	***	***
***
***
L & W Supply Corporation (formerly held by Livonia Holdings, Inc., a Delaware corporation which merged into L & W Supply Corporation)	***	***
***
***
***
***
***
***
***
***
***
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

	Name and Address		Related
Name of	of Depositary		Lockbox
Grantor	Institution	Account Number	number, if any
Livonia Building Materials, LLC	***	***
Otsego Paper, Inc.	None
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

EXHIBIT C
(See Section 3.01 of Security Agreement)
OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

Company	Secretary of State Office
USG Corporation	Delaware

California Wholesale Material Supply, LLC	Delaware

L & W Supply Corporation	Delaware

Livonia Building Materials, LLC	Michigan

Otsego Paper, Inc.	Delaware

River City Materials, Inc.	Arkansas

United States Gypsum Company	Delaware

USG Foreign Investments, Ltd.	Delaware

USG Interiors, Inc.	Delaware

EXHIBIT D
                    SUPPLEMENT NO. __ dated as of [    ] (this “Supplement”), to the Pledge and Security Agreement dated as of January 7, 2009 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among USG Corporation, a Delaware corporation (the “Borrower”), the Subsidiaries of USG Corporation from time to time party thereto (each such Subsidiary and the Borrower, a “Grantor” and, collectively, the “Grantors”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below.
          A. Reference is made to the Second Amended and Restated Credit Agreement dated as of January 7, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto, the Administrative Agent and Goldman Sachs Credit Partners, L.P., as syndication agent.
          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Security Agreement, as applicable.
          C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Section 8.14 of Security Agreement provides that certain Subsidiaries must become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned such Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.
          Accordingly, the Administrative Agent and the New Subsidiary agree as follows:
          SECTION 1. In accordance with Section 8.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all of the New Subsidiary’s right, title and interest in and to the Collateral of the New

Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.
          SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or electronic transmission (including Adobe PDF file) shall be as effective as delivery of a manually signed counterpart of this Supplement.
          SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is the true and correct legal name of the New Subsidiary, its state of organization, the organizational number issued to it by its state of organization, its federal employer identification number and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), the location of any other place of business of such New Subsidiary and the location of any and all Collateral of the New Subsidiary and (b) set forth on Schedule II attached hereto is a complete list of all Collateral Deposit Accounts maintained by such New Subsidiary, together with applicable identifying information for such Collateral Deposit Accounts . The information set forth on such Schedule I shall be deemed to supplement Exhibit A to the Security Agreement, effective as of the date hereof. The information set forth on such Schedule II in respect of Collateral Deposit Accounts shall be deemed to supplement Exhibit B to the Security Agreement, effective as of the date hereof.
          SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON

CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.
          SECTION 8. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 9. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Security Agreement.
          SECTION 10. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],
by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,
by
Name:
Title:

Schedule I to
Supplement No. __ to
the Pledge and Security
Agreement
INFORMATION OF {Insert name of New Subsidiary}
I. Name of Grantor: _____________________________________
II. State of Incorporation or Organization: _______________________________
III. Type of Entity: _______________________________________
IV. Organizational Number assigned by State of Incorporation or Organization: ____________
V. Federal Identification Number: ________________________________
VI. Place of Business (if it has only one) or Chief Executive Office (if more than one place of business):

       Attention: ________________________________
VII. Other Places of Business:
VIII. Locations of Collateral:
(a)	Properties Owned by the Grantor:
(b)	Properties Leased by the Grantor (Include Landlord’s Name):
(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

Schedule II to
Supplement No. __ to
the Pledge and Security
Agreement
COLLATERAL DEPOSIT ACCOUNTS

Location of
Name of Grantor	Name of Institution	Institution	Account Number